Tax Status	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The Internal Revenue Service (IRS) has determined and informed the Company by a letter dated February 16, 2017, that the Plan and related trust are designed in accordance with applicable sections of the IRC. In December 2016, the IRS began publishing a Required Amendments List for individually designed plans which specifies changes in qualification requirements. The list is published annually and requires plans to be amended for each item on the list, as applicable, to retain its tax-exempt status. Although the Plan has been amended since receiving the determination letter, the Plan administrator and the Plan's tax counsel believe that the Plan is designed, and is currently being operated, in compliance with the applicable requirements of the IRC and, therefore, believe that the Plan is qualified, and the related trust is tax-exempt.